SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 19, 2013

(Date of earliest event report)

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Federal Way, Washington 98063-9777

(Address of principal executive offices)

(zip code)

Registrant’s telephone number, including area code: (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 3.1

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C., 20549

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On June 19, 2013, pursuant to authorization by the Board of Directors of Weyerhaeuser Company (the “Company”) and the Pricing Committee of the Board of Directors of the Company, the Company filed articles of amendment to the Company’s Articles of Incorporation (the “Articles of Amendment”). The Articles of Amendment define the terms of the Company’s 6.375% Mandatory Convertible Preference Shares, Series A, which comprise a new series of the preference shares of the Company. The Articles of Amendment are attached hereto as Exhibit 3.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

3.1	Articles of Amendment to Articles of Incorporation of Weyerhaeuser Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Jerald W. Richards
Name: Jerald W. Richards Title: Chief Accounting Officer

Date: June 19, 2013